495 P-1 01/14

SUPPLEMENT DATED JANUARY 21, 2014

TO THE PROSPECTUS DATED DECEMBER 1, 2013

OF

FRANKLIN GLOBAL REAL ESTATE FUND

Franklin Global Trust

The Prospectus is amended as follows:

I. The first paragraph of the “Fund Summary – Principal Investment Strategies” section on page 4 is revised as follows:

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located anywhere in the world that operate in the real estate sector, including: real estate investment trusts (REITs) and similar REIT-like entities domiciled outside the U.S.; companies qualifying under U.S. federal tax law as REITs; and companies that derive at least half of their assets or revenues from the ownership, management, development or sale of residential, or commercial real estate (such as real estate operating or service companies).

II. The seventh paragraph of the “Fund Details – Principal Investment Policies and Practices” section on page 11 is revised as follows:

Although the Fund generally does not hedge its foreign currency exposure, derivative instruments, such as forward currency exchange contracts, may be used from time-to-time, to help manage currency risks and manage local currency exposure. While forward currency contracts entered into for hedging purposes may reduce the risk of loss from a change in value of a currency, they also limit any potential gains and do not protect against fluctuations in the value of the underlying instruments.

Please keep this supplement for future reference.